

Kandi Technologies Group, Inc.

Investor Presentation
May 2015

NASDAQ GS: KNDI
www.KandiTechnologiesGroup.com

康迪 KANDI

SAFE HARBOR STATEMENT

Except for historical information contained herein, the statements made in the presentation of Kandi Technologies Group, Inc. (the "Company") are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and government policies. These and other risks are described in the Company's filings with the Securities and Exchange Commission.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward looking statements speak as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.


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Kandi Introduction

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Kandi at a Glance



- **Founded** in 2002



- **Headquarters:** Jinhua, Zhejiang Province, China
- **NASDAQ GS:** KNDI (*listed since March 2008*)
- **Stock Price:** $9.96*
- **Market Cap:** $466.5M *(46,834,855* outstanding shares)*



- **Three-month Average Daily Volume**: 790,443 Shares*
- **Three full scale production facilities** in Shanghai, Jinhua, and Changxing
  - Facility in Jiangsu Rugao: completion expected in 2Q15
  - Facility in Hainan Wanning: completion expected by end of 2015



** As of May 22, 2015*

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Investment Highlights

Leading pure EV products provider in China; Committed to alleviating pollution, traffic congestion, parking scarcity and energy crisis

50/50 Joint Venture with Geely Auto (JV Company) for fast growth market in China

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Multiple expansion initiatives to satisfy municipal and consumer demand

Innovative MPT (Micro Public Transportation) Program including short-term hourly leasing and long-term group leasing promotes rapid EV adoption

Solid financial performance

Company timeline

Launched **China's first pure EV** in August 2008	Launched **Quick Battery Exchange (QBEX)** in 2011	**Accelerated design, production & distribution** of EVs in mid-2012	Formed **50/50 Joint Venture** with Geely Auto in March 2013, and 1st to launch MPT program in 2013	Started **direct sales** to individual customers beginning in April 2015

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EV Models



Basic Parameters		Kandi Mini K10	
Model	SMA7000BEV	Rated Capacity	2
Announce ment Batch	No. 255	Driving Range(km)	160
Overall Dimension	2900 × 1545 × 1590	Max. Speed(km/h)	80
Total Weight(kg)	1340	Battery	lithium-ion ferrous phosphate (LFP)battery
Curb Weight(kg)	1160	Motor	SCRMP10U1
Wheel Base(mm)	2080	Motor Power(kw)	Max.20



Basic Parameters		Kandi K11 Panda	
Model	SMA7001BEV	Rated Capacity	4
Announce ment Batch	No. 255	Driving Range(km)	160
Overall Dimension	3598 × 1630× 1595	Max. Speed(km/h)	80
Total Weight(kg)	1500	Battery	lithium-ion ferrous phosphate (LFP)battery
Curb Weight(kg)	1200	Motor	SCRMP10U1
Wheel Base(mm)	2340	Motor Power(kw)	Max.20

EV Models (continued)



Kandi K13 (City Cowboy)



Kandi K12 (City Beauty)



Kandi K17 Cyclone



Kandi K30
Model # SMA7002BEV05

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Multiple Production Facilities

Jinhua Facility


KANDI

Changxing Facility*



Shanghai Facility*



UPCOMING

Jiangsu Rugao* completion expected in 2Q15
Hainan Wanning completion expected by end of 2015

**Facility of Kandi Electric Vehicles Group (JV Company)*

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Wanning Investment in Hainan

- Designated as **official tourism island** by the Chinese government
- Momentum towards legislation to **ban all non-EV vehicles** within the province
- Kandi secured agreement with **Wanning city government** for a factory development with an annual production capacity of **100,000 EVs**
- Wanning facility to launch **production by the end of 2015**







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Joint Venture with Geely Auto

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GEELY

Kandi Electric Vehicles Group Co., Ltd.

Established in March 2013 - **50/50** ownership interest

Increases **production capacity** to satisfy market demand

Develops, manufactures and sells EVs & related auto parts


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Innovative MPT Program Promoting Rapid EV Adoption

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Market Overview: Four major issues

- Growing demand for motor vehicles due to rapid economic development and fast-paced urbanization
- Adoption of pure EVs and MPT Program help alleviate major issues

1. Environmental Contamination


咳咳!
咳咳!
咳咳!

2. Energy Shortage





3. Traffic Congestion


地球还有车位吗?

4. Scarce Parking

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Three Drivers of Resource Waste

①Wasted parking resources


Wasted
Parking Resources
10%
90%
Parking Time
Driving Time



②Wasted road resources


Wasted
Road Resources
20%
50%
30%
Road for normal driving
Road for commuters' driving



③Wasted vehicle resources


Wasted
Vehicle Resources
5%
25%
70%
Only 1 person in car
2-3 persons in car
4-5 persons in car

EV development barriers

- High Costs
- Short Driving Range
- Long Charging Time
- Lack of Charging Facilities
- Battery Maintenance & Pollution



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Our Solutions: MPT Program

Micro Public Transportation (MPT) with trial services in **nine cities in China**

- Shared **pure EV transportation** platform for urban residents
- Supported by **a network of charging/parking stations***, which provides charging, maintenance and battery recycling facilities
- **Centralized tracking system*** allows for easy returns of each vehicle
- **Less expensive** than standard taxis
- **Maximizes advantages** of Kandi's existing EV products, technology and infrastructure, **further stimulating** expansion of EVs market to urban communities
- Creates **a cleaner, more affordable** public transportation option for urban residents
- **Wide recognition and support** from:
  - Government officials (subsidies)
  - End users and drivers
  - Business partners



*Charging/parking station and services in Hangzhou

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Automated Charging/Parking Tower



Centralized tracking system management permits tracking of status and location of each vehicle rental



- Fully computerized control system
- Customers not required to enter garage
- Automatic parking
- Smart charging device assembled



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Convenience & Ease of Use Including On-Street Parking

Advanced model for public transportation to alleviate traffic congestion






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Charging/Parking Stations

- Charging, maintenance, battery recycling
- Located at airports, train stations, hotels, business centers, selected residential areas and other areas prone to traffic congestion

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Hotel EV Charging/Parking Stations



Hangzhou Huanglong Hotel


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Launched EV Mini Police Car Program





- Launched in January 2015 with Hangzhou Uptown Public Security Bureau
- Facilitates performance of community safety patrols, fire safety inspections, and other police duties
- Customized with standard police equipment, firefighting apparatus, emergency kits, and other related equipment
- Enables police to navigate congested roads and work more efficiently

Sizeable Purchase Incentives

Central Government Subsidy	EV manufacturers compensated in advance	Subsidies benefit consumers as prices paid reflect deduction of both subsidies
Local Government Subsidy	Paid to consumers who purchase EVs from dealers	

All Kandi models are eligible for three-year, 10% Sales Tax break on electric cars, plug-in hybrids and fuel-cell vehicles starting in September 1, 2014

Free license plate in Shanghai for our two EV models. The license plates in Shanghai are auctioned to the public between $11,410 to $13,040 on average.

The Central Government set a production and sales goal of 500,000 New Energy Vehicles (NEVs) by 2015 and 5 million NEVs by 2020

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Market Expansion Initiatives

April 2015	• Initiated direct-selling operation for the sale of pure EV • Developed "Kandi Cyclone," the latest pure EV model • Expect to deliver 10,000-15,000EVs for MPT Program in 2015
January 2015	• Delivered first 60 Kandi Brand EVs for "Mini Police Car" Program with Hangzhou Uptown Public Security Bureau
End of 2014	• MPT Program expanded to 9 cities for trial operation • Long-term leasing program geared towards corporations government entities and residential communities • 14,398 Kandi Brand EVs delivered to nine cities
December 2014	• Signed purchase contract with Zhejiang Tianneng Energy Technology for one-year supply of high performance TNL-ITR18650-2200P lithium batteries for $42.6 million
Nov 2014	• Received approvals from MIIT* for first Mid-Tier Luxury Pure Electric Vehicle • Granted entry by MIIT* into middle and high end pure vehicle products market

Ministry of Industry and Information Technology


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Financial Overview

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Revenue (USD in millions)



180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CAGR: 62.4%
64.5
94.5
170.2
Up 9%
40.2
43.8
2012
2013
2014
Q1 2014
Q1 2015

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Net Income (USD in millions)


20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0
CAGR: 74.0%
Up 108%
4.2
5.2
14.2
-14.1
6.1
1.6
3.4
2012
2013
2014
Q1 2014
Q2 2015
Q1 2014* (Non-GAAP)
Q1 2015* (Non-GAAP)

*Non-GAAP net income excludes stock option expense and the valuation change for warrants

JV Business Growth


Sales
(USD in millions)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
179.7
318.3
23.5
30.3
Up 77.1%
Up 28.8%
2014
2015E
Q1 2014 EV
Q1 2015 EV


EV Products
(in Units)
25,000
20,000
15,000
10,000
5,000
-
10,935
20,000
1,215
1,670
Up 82.9%
Up 37.4%
2014
2015E
Q1 2014
Q1 2015

*Sales data for Q1 are purely the sales of the EV products

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Five-Year Financial Highlights

	Fiscal Year Ended Dec 31				
USD in millions (excluding per share)	**2010**	**2011**	**2012**	**2013**	**2014**
Revenues	42.88	40.18	64.51	94.54	170.23
Gross Profit	9.62	9.21	12.89	21.74	23.40
Operating Income	3.22	3.04	5.31	1.56	5.24
Net Income	0.95	9.11	6.05	-21.14	12.27
Adj. Net Income	5.00	4.00	4.17	5.16	14.20
Fully Diluted EPS	-0.04	0.32	0.20	-0.61	0.29
Select Balance Sheet Items					
Cash/Cash Equivalent	7.75	2.29	12.14	12.76	26.38
Current Liabilities	55.82	52.51	73.10	86.64	99.12
Current Assets	74.34	69.97	109.00	80.01	138.33
Total Assets	109.61	112.27	160.28	204.31	323.07

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Kandi Value Proposition

- **Direct Exposure** to rapidly growing EV market in China
- **JV Partnership** with Geely Auto enhances development of high quality and large scale EV products
- **Innovative MPT Program** accelerates wide-spread adoption of Kandi's EV products
- **Expanding Municipal Infrastructure** in EV parking/charging facilities provide ease of use of Kandi EV products
- **Government Subsidies** provide strong purchase incentives to consumers

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低碳出行 清洁城市 美丽中国

Thank you

Kewa Luo
Head of Public Relations, VP
212-551-3610
IR@kandigroup.com

Matthew Abenante
The Piacente Group
212-481-2050
kandi@tpg-ir.com



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Appendix

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Organizational Structure



Kandi Technologies Group, Inc. (KNDI)
100%
Continental Development Limited (BVI)
100%
Zhejiang Kandi Vehicles Co., Ltd.
50%
Kandi Electric Vehicles Group (the "JV Company")
100%
Yongkang Scrou Electric
50%
Jinhua Kandi New Energy Vehicle
100%
Kandi Electric Vehicles (Changxing)
19%
Zhejiang ZuoZhongYou Electric Vehicle Service (the "Service Company")
90%
10%
Kandi Electric Vehicles (Wanning)
Zhejiang Kandi Electric Vehicles (Jinhua)
100%
100%
Kandi Electric Vehicles (Jiangsu)
Kandi Electric Vehicles (Shanghai)
100%
100%
Zhejiang JiHeKang Electric Vehicle Sales

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Management Team

Hu Xiaoming - Chairman, Chief Executive Officer & President

- Chief Executive Officer, President and Chairman of the Board since March 2002;
- Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level high-priority technology developmental plan from October 2003 to April 2005;
- Served as Chairman of Yongkang Instrument Factory and served as General Manager in Wan Xiang Electric Vehicle Developing Center and Wan Xiang Battery Company;
- Recipient of numerous invention patents, utility model patents, and appearance design patents.

Henry Wang - Chief Financial Officer

- Name as Chief Financial Officer effective May 1, 2015;
- Over 20 years of international finance experience;
- Formerly Chief Financial Officer for Shanghai Always Marketing Service Co., LTD., and Renesola Ltd. (NYSE: SOL);
- CPA and CIA certifications in China; Master's degree in Law from Renmin University of China and a Master's of Business Administration from the Open University of Hong Kong.

Qian Jinsong - General Manager & Director

- General Manager of Zhejiang Kandi Vehicles Co. Ltd since 2011, and Director of Kandi Technologies;
- Joined Zhejiang Kandi Vehicles Co. as Deputy General Manager in October 2009. Previously help positions at Chery Automobile (now Chery Karry Automobile) from October 2006 to October 2009, and served as Head of the Engineering Construction Group from October 2006 to 2007.